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                                                                    EXHIBIT 10.3
                                OPTION AGREEMENT

         THIS OPTION AGREEMENT (this "Agreement"), made and entered into as of this 8th day of March, 2000 by and between Blackbaud, Inc., a South Carolina corporation (the "Company") and its successors from time to time and Robert Sywolski (the "Participant").

         WHEREAS, the Company has adopted the Blackbaud, Inc. 2000 Stock Option Plan (the "Plan") to promote the interests of the Company and its shareholders by providing key employees of the Company and its Affiliates (as defined in the Plan) with an appropriate incentive to encourage them to continue in the employ of the Company and its Affiliates and to improve the growth and profitability of the Company;

         WHEREAS, all capitalized terms used, but not separately defined, herein have the meanings set forth in the Plan; and

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

         1. Grant of Options. Pursuant to, and subject to, the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant Options with respect to 5,638,791 Shares, effective on the date hereof (the "Grant Date").

         2. Identification of Options. The options granted hereby (hereafter, the "Options") are Incentive Stock Options to the extent permitted by the Internal Revenue Code.

         3. Term. The Options shall expire on the earlier of (i) the close of business on the date they terminate pursuant to Section 7(a) and (ii) the close of business on the tenth anniversary of the Grant Date.

         4. Exercise Price. The exercise price per share of each Option is $3.00. In addition to any means of payment specified in the Plan, payment of the exercise price for any shares may be made (i) with a recourse promissory note to the Company (the "Participant Note") in the form of Exhibit A annexed hereto; or
(ii) at a time when the Shares are listed on a national securities exchange or on NASDAQ (including the Nasdaq Smallcap Market) by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of proceeds to pay the purchase price, and, if requested by the Company, the amount of required minimum statutory and regulatory federal, state, local or foreign withholding taxes.

         5. Vesting and Certain Payments. (a) Subject to the acceleration of any Options pursuant to the Plan, the Options shall vest as follows: (i) 25% of the Options shall vest on the Grant Date (the "First Vesting Date") and (ii) the remaining 75% of the Options shall vest in eight equal semi-annual installments beginning on September 30, 2000, subject to the limitations set forth in Section 7 below. Notwithstanding the foregoing sentence, upon the consummation of the IPO, fifty (50%) percent of all outstanding and unvested options granted to the Participant under the Plan shall become immediately exercisable, provided, however, that upon the consummation of a Change in Control, all outstanding and unvested options granted to the

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Participant under the Plan shall become immediately exercisable. As used in this
Agreement, (i) "IPO" shall mean a firmly underwritten public offering of the Company's stock, of not less than $20,000,000 in gross proceeds, registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act") and shall not include any registration of shares pursuant to a Company stock option or incentive plan; and (ii) "Change in Control" shall mean the acquisition (including as a result of merger, but excluding any acquisition or transfer by or to an Affiliate of any shareholder) by any one or more persons or entities acting in concert of substantially all of the assets of the Company or of beneficial ownership, either directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the then outstanding voting securities of the Company. Notwithstanding the foregoing, any event or occurrence constituting the IPO or a Change in Control under the Plan shall be deemed to constitute the IPO or a Change in Control, as the case may be, hereunder.

         (b) Two (2) days before the due date (including the due date of any quarterly tax payment) of the tax payment owed by Participant with respect to the exercise of all or any portion of the Options, the Company shall either
(i) wire to the account of the Participant, or (ii) deposit on such due date into the Company's payroll account for the benefit of the Participant, a bonus (the "Deemed Tax Rate Differential Payment") in an amount equal to the product of (A) ten (10%) percent; and (B) the product of (1) the number of shares subject to Options exercised; and (2) the sum of (x) the Fair Market Value (on the date of exercise as determined under Section 7(e)) of a Share; minus (y) the exercise price of a Share. The Company shall wire such amount to the account of the Participant unless (i) the Company is required to withhold taxes relating to the exercise of the Options or (ii) the Participant requests the Company to withhold. If the Participant is not employed by the Company at the time of exercise, the Company shall wire the Deemed Tax Rate Differential Payment to an account as directed by the Participant, two (2) days before the due date of the tax payment.

                  For example, the amount of a Deemed Tax Rate Differential Payment would be calculated as follows using the stated assumptions:

                  1. Number of shares subject to Options exercised 5,600,000

                  2. Exercise Price per Share: $3.00

                  3. Fair Market Value of a Share at Time of Exercise: $10.00

                  Calculation:

                           (i)      10% x (ii) [5,600,000] x [$10.00 - $3.00]

                           =        (i)  10% x (ii) [5,600,000 x $7.00]

                           =        (i)  10% x (ii) $39,200,000

                           =        $3,920,000

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         Notwithstanding anything to the contrary contained herein, if
Participant exercises all or any portion of the Options prior to the effective date of an IPO, the Company shall make the Deemed Tax Rate Differential Payment, in the manner set forth above, within seven (7) days of the earlier of (i) mutual agreement of the Participant and Company as to Fair Market Value, or (ii) the completion of the valuation procedure set forth in Section 7(e).

         The maximum number of Shares subject to the Deemed Tax Rate Differential Payment is five million six hundred thirty eight thousand seven hundred ninety one (5,638,791), subject to adjustment under the Plan.

         6. Incorporation of Plan. Except as may be otherwise provided herein, all terms and conditions of the Plan are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of this Agreement shall govern. For avoidance of doubt (i) the Options may not be cancelled under the provisions of the Plan contained in Section 9(c) of the Plan and (ii) this Agreement will be construed as is customary for a bilateral contract, such that in the event of a dispute the Committee will not be entitled to construe this Agreement in its discretion as provided in Section 2(b)(vii) of the Plan.

         7. Termination of Employment/Service. In the event of termination of the Participant's Employment/Service:

                  (a) The Participant may exercise the Options at any time during the Continuation Period (as defined below), to the extent that they were vested as of the date of such termination. To the extent not vested as of the date of such termination, and to the extent not so exercised within the Continuation Period, the Options shall terminate. The "Continuation Period" means the period beginning on the date of such termination and ending at the close of business on the tenth anniversary of the Grant Date. Notwithstanding the foregoing, in the event the Participant's Employment/Service is terminated by the Company for Cause, the Options not vested shall terminate immediately upon such termination and shall not thereafter be exercisable.

                  (b) Prior to an IPO, the following shall apply to Shares purchased through the exercise of the Options (whether exercised before or after termination of Employment/Service):

                           (i) If the Participant's Employment/Service is
terminated by the Company without Cause, the Participant shall have the right to sell the Shares to the Company (the "Share Put") for a per-share price equal to the Fair Market Value of a Share as of the date the notice of exercise is given, and the Company shall purchase the Shares at that price upon exercise of the Share Put by the Participant; provided, that in such case, the Share Put may only be exercised at any time during the period ending on the date that is one year following such termination. Commencing upon the termination of the Share Put right until the date of any IPO, subject to Section 7(e), the Company, and, to the extent not exercised by the Company, Pobeda Partners, Ltd. or Affiliates thereof, shall have the right (the "Share Call") to purchase some or all of the Shares for a per-share price equal to the Fair Market Value of a Share as of the date the notice of exercise is given, and Participant shall sell such Shares at that price upon exercise of the Share Call by the Company and/or Pobeda Partners, Ltd. or Affiliates thereof. If the terms of any indebtedness of the Company to an unaffiliated third-party restrict the Company's ability to

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purchase the shares subject to such Share Put, to the extent of such restrictions, the Company (but not Pobeda Partners, Ltd. or Affiliates thereof) may elect to pay for such shares with a promissory note in the form of Exhibit B annexed hereto (the "Company Note"), which shall bear interest at the prime rate or base rate of interest most recently published or announced in the Wall Street Journal, which shall be payable in equal monthly installments over a period not to exceed five years.

                           (ii) If the Participant terminates his or her own
Employment/Service, the Company, and, to the extent not exercised by the Company, Pobeda Partners, Ltd. or Affiliates thereof, shall have the right, during the period ending upon the date of any IPO, to exercise the Share Call for a per-share price equal to 100% of the Fair Market Value of a Share as of the date the notice of exercise is given, and the Participant shall sell such Shares for that price upon exercise of the Share Call.

                           (iii) If the Participant's Employment/Service is
terminated for Cause, the Company, and, to the extent not exercised by the Company, Pobeda Partners, Ltd. or Affiliates thereof, shall have the right, during the period ending upon the date of any IPO, to exercise the Share Call for a per-share price equal to 70% of the Fair Market Value of a Share as of the date of such termination, and the Participant shall sell such Shares for that price upon exercise of the Share Call.

                           (iv) If the Participant's Employment/Service is
terminated because of the Participant's disability or death, the Participant or the representative of the Participant or his estate, heirs or legatees, shall have the right to exercise the Share Put for a per-share price equal to the Fair Market Value of a Share as of the date of such notice of exercise, and the Company shall purchase such Shares for that price upon exercise of the Share Put; provided, that in such case, the Share Put may only be exercised at any time during the period ending on the date that is one year following such termination. Commencing upon the termination of the Share Put right described in the previous sentence until the date of any IPO, the Company, and, to the extent not exercised by the Company, Pobeda Partners, Ltd. or Affiliates thereof, shall have the right to purchase some or all of the Shares for a per-share price equal to the Fair Market Value of a Share as of the date the notice of exercise is given, and the Participant (or the representative of the Participant or his or her estate) shall sell such Shares at that price upon exercise of the Share Call by the Company, Pobeda Partners, Ltd. or Affiliates thereof. If the terms of any indebtedness of the Company to an unaffiliated third-party restrict the Company's ability to purchase the shares subject to such Share Put, to the extent of such restrictions, the Company (but not Pobeda Partners, Ltd. or Affiliates thereof) may elect to pay for such shares with a promissory note in the form of Exhibit B annexed hereto (the "Company Note"), which shall bear interest at the prime rate or base rate of interest most recently published or announced in the Wall Street Journal, which shall be payable in equal monthly installments over five years provided, that the terms of any such promissory note shall in all events be subject to the applicable limitations contained in such lending arrangements (and the Company agrees to exercise all reasonable efforts to have any limitations amended or waived to the extent necessary to minimize the modifications due to the lending arrangement limitations.

                  (c) For purposes of Section 7, "Cause" shall be defined as:

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                           (i)      the Participant's conviction of any crime
(whether or not involving the Company) that constitutes a felony in the jurisdiction involved (other than unintentional motor vehicle felonies and excluding routine traffic citations);

                           (ii)     any act of theft, fraud or embezzlement, or
any other willful misconduct or willful dishonest behavior by the Participant which is materially detrimental to the business or operations of the Company;

                           (iii)    the Participant's continuing willful failure
or refusal to perform his reasonably assigned duties (consistent with past practice of the Company) under that certain Employment Agreement entered into between the Participant and the Company (other than due to his incapacity due to illness or injury), provided that such willful failure or refusal continues uncorrected for a period of thirty (30) days after the Participant shall have received written notice stating the nature of such failure or refusal; or

                           (iv)     the Participant's violation of any of his
material obligations contained in that certain Employee Nondisclosure and Developments Agreement entered into between the Participant and the Company.

For purposes of this Agreement, no act or omission by the Participant shall be willful if reasonably believed by the Participant to be in or not contrary to, the best interests of the Company.

                  (d) Notwithstanding anything to the contrary contained herein, the Company shall have no obligation to purchase Shares, and all rights of the Participant to cause the Company to purchase Shares pursuant to the terms of this Agreement shall terminate, upon the date the Company files a registration statement with the SEC in contemplation of an initial public offering of its Common Stock; provided, however, that in the event the Company notifies the Participant that such public offering has been abandoned or if the effective date of the initial public offering otherwise does not occur within nine (9) months after the date of such filing, the Company's obligation to purchase, and the right of the Participant to cause the Company to purchase, Shares pursuant to this Agreement shall again be in effect and the period of time during which the Participant may exercise the Share Put shall be extended by a number of days equal to the number of days from the date of the filing of the registration statement to and including the date of the Company's notice or, if the Company has not furnished such notice, by nine months. Upon the date the Company files such a registration statement with the SEC, the obligation of the Participant to sell Shares to the Company under this Agreement, and the Company's right to cause the Participant to sell such Shares, shall terminate; provided, that if the effective date of the initial public offering does not occur within nine (9) months after the date of the filing of the registration statement, the obligation of the Participant to sell, and the right of the Company to cause the Participant to sell, Shares pursuant to this Agreement shall again be in effect.

                  (e) Notwithstanding any contrary definition contained in the Plan, for purposes of this Agreement, the term "Fair Market Value," of any securities (including any Shares) as of any given date means (i) if such securities are not then listed on any exchange or NASDAQ, the fair market value of each such security as agreed upon by the Company and the

                                       5
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Participant, or failing such agreement, as determined by a qualified, independent investment banking firm, mutually selected by the Company and the Participant (each party to bear one half of the fees, costs and expenses of such investment banking firm) as of such date, and if the issuer of the securities is not so listed, on the basis of such issuer's status as a privately held entity and without reference to any discount for minority interest, control premium, restrictions on transfer or disparate voting rights (if any), and (ii) if such securities are so listed, the mean between the highest and lowest reported sales prices on such date of such security on the New York Stock Exchange or, if not listed on such exchange, on any other national securities exchange on which such security is listed or, if not so listed on NASDAQ, on the last preceding date on which there was a sale of such security on such exchange or on NASDAQ. The parties shall use commercially reasonable efforts to complete the determination of Fair Market Value within three (3) months of a notice regarding a Share Put or Share Call or a notice from the Participant regarding his exercise of any Options prior to an IPO.

                  (f) Notwithstanding anything to the contrary contained in this Agreement, neither the Company, Pobeda Partners, Ltd. or Affiliates thereof, nor the Participant may exercise the Share Put or Share Call with respect to any Shares that do not qualify as mature shares. Mature shares shall be defined for all purposes under this Agreement by reference to generally accepted accounting principles at the time of such Share Put or Share Call. The determination as to whether Shares qualify as mature shares shall be made at the request of the Board of Directors of the Company by any Big 5 or other nationally recognized accounting firm within fourteen (14) days of a written notice by any party to this Agreement. The effective date of exercise of the Share Put or Share Call and the determination of Fair Market Value shall relate back to the date that a party gives such written notice hereunder of the Share Put or Share Call, if and only if any Shares subject to such notice are determined to be mature shares as of such date. Notwithstanding anything to the contrary contained herein, if some, but not all of the Shares are mature shares, then the Participant may, at his election, exercise the Share Put from time to time until all of the Shares have been sold pursuant to the Share Put. The Participant may withdraw any such notice if any Shares subject to such notice are not mature shares; provided, however such notice must be received by the Company within fourteen (14) days of the date of the notice from the Company that any Shares are not mature shares.

         8. Option Transfer Restrictions. No Option or right to exercise any Option shall directly or indirectly be transferred other than to a beneficiary pursuant to Section 8 of the Plan.

         9.       Tag-Along and Bring-Along Rights.

                  (a)      Participant's Tag-along Rights. Except as provided in
Section 9(b), in the event of a proposed sale of Common Stock to any third party by the shareholders of the Company (the "Shareholders") of more than fifty percent (50%) of the issued and outstanding Shares of the Company at such time, the Company shall, at least twenty (20) days prior to such sale, deliver to the Participant written notice (the "Sale Notice") thereof describing the terms and conditions of such sale (the "Sale Notice Transaction") and whether an IPO or Change in Control is occurring prior to, simultaneously with or in connection with any Sale Notice Transaction. Upon receipt of a Sale Notice, the Participant, by giving written notice to Company not later than ten (10) days following receipt of the Sale Notice, may participate in such sale on a pro rata basis based on the ratio of the Participant's Shares to the total number of outstanding Shares of the

                                       6
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Company. Participant shall participate in such sale for a price per Share equal to the purchase price per Share being paid for all Shares and on other terms and conditions substantially similar to those being offered to other Shareholders in the Sale Notice Transaction. In the event that the Participant does not accept terms and conditions substantially similar to those of the transaction, Participant shall not be entitled to participate in the Sale Notice Transaction. The Participant's right to participate in the Sale Notice Transaction is conditioned on consummation of such Sale Notice Transaction. If the IPO or a Change in Control occurs prior to, simultaneously with or in connection with any Sale Notice Transaction, then the Participant's Shares shall be deemed to include any Shares issuable upon the exercise of Options that vest upon such IPO or Change in Control, as the case may be, to the extent actually exercised. The Company shall permit the Participant to exercise any such Options, effective simultaneously with the consummation of the Sale Notice Transaction (or upon such earlier date as such Options may otherwise be exercisable), provided, however, that Participant must elect in writing to exercise any such Options within ten (10) days of receipt by the Participant of the Sale Notice.

                  (b) The Company's Bring-Along Rights. If the Company proposes to effect a Sale Event (as defined below), the Company may deliver a notice (a "Sale Event Notice") to all of the shareholders of the Company (including the Participant) stating that the Company proposes to effect such transaction (the "Sale Event Notice Transaction") and, in the case of the Participant's Sale Event Notice, whether an IPO or Change in Control is occurring prior to, simultaneously with or in connection with any Sale Event Notice Transaction, and specifying the name and address of the proposed parties to such transaction and the consideration payable in connection therewith. Upon receipt of a Sale Event Notice, Participant shall be obligated to transfer all (but not less than all) Shares owned by him in the Sale Event for a price per Share equal to the price per Share being paid for all Shares in the Sale Event Notice Transaction and on other terms and conditions substantially similar to those being offered to other Shareholders in the Sale Event Notice Transaction. In addition to selling his or her Shares, the Participant shall take all other necessary action to cause the Company to consummate the proposed Sale Event, including, to the extent necessary, voting all his or her Shares in favor of such transaction. For purposes of this Agreement, a "Sale Event" shall mean (i) the sale to a third person or entity that is not an affiliate of the Company of fifty percent (50%) or more of the issued and outstanding Common Stock of the Company, (ii) a merger, share exchange or other business combination involving the Company and such a third person or entity in which the Shareholders receive consideration in respect of at least fifty (50%) of the outstanding capital stock, or (iii) a leveraged recapitalization of the Company involving significant distributions or redemptions in respect of the Common Stock. If the IPO or a Change in Control occurs prior to, simultaneously with or in connection with any Sale Event Notice Transaction, then the Shares owned by Participant shall be deemed to include any Shares issuable upon the exercise of Options that vest upon such IPO or Change in Control, as the case may be. The Company shall afford the Participant the opportunity to exercise any such Options, effective simultaneously with the consummation of the Sale Event Notice Transaction (or upon such earlier date as such Options may otherwise be exercisable), provided, however, that Participant must elect in writing to exercise any such Options within ten (10) days of receipt by the Participant of the Sale Notice.

                  (c) Closing. The closing of any transaction pursuant to this Section 9 shall be held at such time and place as the Company shall reasonably specify. At such closing, the

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Participant shall deliver certificates representing the Shares to be sold, duly endorsed for transfer and accompanied by all requisite stock transfer taxes, if any, and the Shares to be transferred shall be free and clear of any liens, claims or encumbrances (other than restrictions imposed by this Agreement) and the Participant shall so represent and warrant. The Participant shall further represent and warrant that it is the record and beneficial owner of such Shares and make such additional representations and warranties and related indemnities relating to its ownership of the Shares as shall be customary in transactions of a similar nature.

                  (d) Inapplicable to Public Offering. Notwithstanding anything herein to the contrary, the tag-along rights set forth in Section 9(a) above and the bring-along rights set forth in Section 9(b) above shall not apply to any sale of Shares pursuant to a registration statement filed with the SEC under the Securities Act.

         10.      Rights of First Refusal on Certain Shareholder Transfers.

                  (a) Offering Notice. Subject to Section 10(g), if the Participant desires to transfer all or any portion of his Shares to a third party, the Participant shall give written notice thereof (the "Offering Notice") to the Company. The Offering Notice shall be accompanied by a copy of the relevant acquisition agreement and shall state (i) the number of Shares to be transferred (the "Offered Shares"); (ii) the name and address of the prospective person or entity (the "Prospective Purchaser") to whom the Participant desires to transfer such Offered Shares; (iii) the price of the Offered Shares to be paid by the Prospective Purchaser, which price must be payable in cash; (iv) that the proposed purchase of the Offered Shares shall be consummated no later than sixty (60) days after the expiration of the option referred to in subsection (c) below; and (v) that the offer of the Prospective Purchaser has been accepted by the Participant subject to the rights of the Company contained in this Section 10.

                  (b) Certificate of Prospective Purchaser. The Offering Notice shall be accompanied by a certificate of the Prospective Purchaser stating that (i) its offer to purchase the Offered Shares is a bona fide offer and that it shall close the purchase on the stated terms, and that it has been approved by its board of directors (or the equivalent if the Prospective Purchaser is not a corporation) (unless such Prospective Purchaser is a natural person); (ii) the description of his or its offer contained in the Offering Notice is complete and accurate; (iii) he or it is aware of the rights of the Company, Pobeda Partners, Ltd. or Affiliates thereof, contained in this Section 10; (iv) prior to the purchase of any Offered Shares by the Prospective Purchaser, he or it will execute an agreement reasonably acceptable to the Company with terms substantially similar to those contained in Sections 9 and 10 of this Agreement with respect to restrictions on transfer, rights of first refusal, and tag-along and bring-along rights (the "Restrictive Agreement") and agree to be bound by the terms and conditions thereof to the same extent and in the same manner as the Participant; (v) the Prospective Purchaser acknowledges that the Share Put has been terminated, however, the Prospective Purchaser shall acknowledge that the Share Call shall continue to apply to such Offered Shares, and (vi) neither the Prospective Purchaser, nor any Affiliate of the Prospective Purchaser, is engaged in a business that competes with the Company with respect to the business of software development, marketing, sales and/or distribution for non-profit organizations in the United States of America. In addition, the certificate of the Prospective Purchaser shall be accompanied by evidence reasonably satisfactory to the Company as to the Prospective Purchaser's financial ability to consummate the proposed purchase.

                  (c)      Company Option to Purchase. For a period of fifteen
(15) business days after receipt of the Offering Notice and the certificate referred to in Section 10(b) above, (the "Company Option Period"), the Company, Pobeda Partners, Ltd. or Affiliates thereof, shall have the option to give notice of its election to purchase all of the Offered Shares; provided, however, that the Company, Pobeda Partners, Ltd. or Affiliates thereof, may elect to purchase less than all of the Offered Shares if the Participant consents to the purchase of less than all of its Offered Shares. The option granted to the Company, Pobeda Partners, Ltd., or Affiliates thereof, to purchase the Offered Shares hereunder shall be exercisable by delivering written notice to such effect, prior to the expiration of the Company Option Period, to the Participant. The purchase of Offered Shares hereunder by the Company, Pobeda Partners, Ltd. or Affiliates thereof, shall be on terms no less favorable in the aggregate than the terms contained in the Offering Notice on which the Prospective Purchaser has agreed to purchase the Offered Shares. The failure of the Company, Pobeda Partners, Ltd. or Affiliates thereof, to exercise its option to purchase all or a portion of the Offered Shares under this Section 10(c) within the Company Option Period shall be deemed to be a waiver of its right to purchase the Offered Shares.

                  (d) Sale by Participant. Upon the expiration of the Option Period or the earlier waiver by the Company, Pobeda Partners, Ltd. or Affiliates thereof, of its rights under Section 10(c), the Participant may transfer all, but not less than all, of the Offered Shares not purchased by the Company, Pobeda Partners, Ltd. or Affiliates thereof, pursuant to this Section, to the Prospective Purchaser in accordance with the terms (including the purchase price and consideration) set forth in the Offering Notice; provided, however, that as a condition to such sale, such Prospective Purchaser shall have delivered to the Company a signed copy of the Restrictive Agreement. If such sale is not consummated by the earlier of the date specified in the Offering Notice or the date thirty (30) days after the expiration of the Company's Option Period, the restrictions provided for herein shall again become effective.

                  (e) Closing. The closing of any purchase of the Offered Shares by the Company, Pobeda Partners, Ltd. or Affiliates thereof, pursuant to this Section shall be held at the principal office of the Company at 10:00 a.m. local time no later than thirty (30) days after the date of expiration of the Company's Option Period. At such closing, the Participant shall deliver (i) certificates representing the Offered Shares, duly endorsed for transfer and accompanied by all requisite stock transfer taxes, if any, and (ii) his or her signed certification that the Offered Shares are transferred free and clear of any liens, claims or encumbrances (other than restrictions imposed by this Agreement), and that he or she is the record and beneficial owner of such Offered Shares. The Company, Pobeda Partners, Ltd. or Affiliates thereof, shall deliver at such closing, by certified or official bank check or by wire transfer of immediately available funds, payment in full for such Offered Shares.

                  (f) Permitted Transfer. For purposes of this Agreement a "Permitted Transfer" shall mean a transfer by the Participant of Shares (or Options to the extent permitted under the Plan) to his or her spouse or lineal descendants or to a trust established for the exclusive benefit of his spouse or lineal descendants; provided, however, that any such transferee in a Permitted Transfer must first execute a Restrictive Agreement. If the Participant desires to transfer all or any portion of his Shares pursuant to this Section 10(f), he shall give written notice to the Company of his intention to make such transfer not less than five (5) days prior to effecting such transfer, which notice shall state the name and address of each person or trust to which such transfer is proposed and the description and amount of the Shares to be so transferred. The Company shall have the right to review the applicable trust documents (and any amendments thereto) to confirm that such trust is legally capable of complying with the terms of the Restrictive Agreement and, to the extent not so capable, may, prior to the proposed effective date of such transfer, require reasonable changes to such documents to provide for compliance with the terms hereof as a condition to such transfer.

                  (g) Inapplicability of Right. The right of first refusal described in this Section 10 shall not apply to (i) any transfer by Participant in connection with the exercise of tag-along or bring-along rights as described in Section 9 above; (ii) any transfer of Shares to an underwriter pursuant to a registration statement filed with the SEC under the Securities Act, (iii) any transfer to a Permitted Transferee, or (iv) any transfer pursuant to Section 8.

         11. Restrictions on Shares; Conditions to Exercise. As a condition to exercise of the Options granted hereby, the Participant (i) will be required to make customary and reasonable representations, warranties and agreements with respect to the Shares obtained through such exercise consistent in all material respects with the form of the representations, warranties and agreements set forth in Exhibit C hereto; and (ii) understands and agrees that he will not offer, resell, transfer or otherwise dispose of the Shares obtained through such exercise other than pursuant to an available exemption from registration under the Securities Act or pursuant to an effective registration statement, if any. The Participant further understands and agrees that, except as provided in
Section 12 hereof, the Company is under no obligation to file any registration statement with the SEC in order to permit transfers of the Shares.

         12.      Registration Rights.

         The Company hereby grants to the Participant the registration rights set forth in this Section 12, with respect to the Registrable Securities (as defined below) owned by the Participant. The Company and the Participant agree that the registration rights provided herein set forth the sole and entire agreement, and supersede any prior agreement, between the Company and the Participant with respect to registration rights for the Company's securities.

         (a)      Certain Definitions. As used in this Section 12:

                           (i)      The terms "register," "registered" and
"registration" refer to a registration effected by filing with the SEC a registration statement (the "Registration Statement") in compliance with the Securities Act, and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

                           (ii)     The term "Registrable Securities" means (i)
Common Stock purchased pursuant to the exercise of the Option granted hereunder and held by the Participant or any transferee pursuant to Section 12(f) below, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, such Registrable Securities; provided, however, that Common Stock or other securities shall cease to be treated as Registrable Securities if (a) a registration statement covering such securities has been declared effective by the SEC and such security has been disposed of pursuant to such effective registration statement, (b) such security is sold or may be sold pursuant to Rule 144 under the Securities Act (or another exemption from the registration requirements of the Securities Act) or (c) such security ceases to be outstanding.

                           (iii)    The term "Person" means an individual,
partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited liability company or any other entity of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

                           (iv)     The term "Holder" (collectively, "Holders")
means any Person holding Registrable Securities, securities exercisable or convertible into Registrable Securities or securities exercisable for securities convertible into Registrable Securities.

                  (b)      Piggyback Registration.

                           (i)      Company Registration. If at any time or from
time to time the Company shall determine to register any of its securities, either for its own account or for the account of security holders, and such registration involves a manner of registration other than (v) the IPO; (w) a registration relating solely to employee benefit plans; (x) a registration on Form S-4 or S-8 (or such other similar successor forms then in effect under the Securities Act); (y) a registration pursuant to which the Company is offering to exchange its own securities; or (z) a registration statement relating solely to dividend reinvestment or similar plans, the Company will:

                                    (A)      promptly (but in no event less than
15 days before the anticipated filing date of the registration statement offering such registration) give to the Participant written notice thereof; and

                                    (B)      include in such registration (and
any related qualification under state securities laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request, made within 15 days after receipt of such written notice from the Company, by the Participant, except as set forth in Section 12(b)(ii) below.

                           (ii)     Underwriting. If the registration of which
the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Participant as a part of the written notice given pursuant to Section 12(b)(i)(A). In such event the right of the Participant to registration pursuant to this Section 12(b) shall be conditioned upon the Participant's participation in such underwriting and the inclusion of the Participant's Registrable Securities in the underwriting to the extent provided herein.

         If the Participant desires to distribute his Registrable Securities through such underwriting, he shall, together with the Company and the other parties distributing their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 12(b), if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, subject to the terms of this Section 12(b). The Company shall so advise the Participant, and the number of shares of such securities, including Registrable Securities, that may be included in the registration and underwriting shall be allocated in the following manner: shares, other than Registrable Securities and other securities that are entitled to contractual rights with respect to registration similar to those provided for in this Section 12(b), requested to be included in such registration by shareholders shall be excluded, and if a limitation on the number of shares is still required, subject to the last sentence of this paragraph, the number of Registrable Securities and other securities that are entitled to contractual rights with respect to registration that may be included shall be allocated among the Holders thereof in proportion, as nearly as practicable, to the amounts of Registrable Securities and such other securities (including, without limitation, Options) held by each such Holder at the time of filing the Registration Statement. For purposes of any such underwriter cutback, all Registrable Securities and other securities held by any Holder that is a partnership or corporation, shall also include any Registrable Securities held by the partners, retired partners, shareholders or affiliated entities of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing Persons, and such Holder and other Persons shall be deemed to be a single "Selling Holder," and any pro rata reduction with respect to such "Selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Selling Holder," as defined in this sentence. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

         If the Participant disapproves of the terms of the underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

                           (iii)    Right to Terminate Registration. The Company
shall have the right to terminate or withdraw any registration initiated by it under this Section 12(b) prior to the effectiveness of such registration whether or not the Participant has elected to include securities in such registration.

                  (c) Expenses of Registration. All expenses incurred in connection with all registrations effected pursuant to Section 12(b), including without limitation all registration, filing and qualification fees (including state securities law fees and expenses), printing expenses, escrow fees, fees and disbursements of counsel for the Company (and the reasonable fees and disbursements of one separate counsel for all of the Company's shareholders participating in the registration) and expenses of any special audits incidental to or required by such registration shall be borne by the Company; provided, however, that the Company shall not be required to pay stock transfer taxes or underwriters' discounts or selling commissions relating to Registrable Securities.

                  (d) Obligations of the Company. Whenever required under this Section 12 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                           (i)      prepare and file with the SEC a Registration
Statement with respect to such Registrable Securities and use its diligent efforts to cause such Registration Statement to become effective, and keep such Registration Statement effective for the lesser of 120 days or until the Participant has completed the distribution relating thereto.

                           (ii)     prepare and file with the SEC such
amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the intended methods of disposition by sellers thereof set forth in such registration statement.

                           (iii)    furnish to the Participant such numbers of
copies of a prospectus, including all exhibits thereto and documents incorporated by reference therein and a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as he may reasonably request in order to facilitate the disposition of Registrable Securities owned by him.

                           (iv)     use its diligent efforts to register or
otherwise qualify the securities covered by such Registration Statement under such other securities laws of such states and other jurisdictions as shall be reasonably requested by the Participant or the managing underwriter, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                           (v)      in the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Participant shall also enter into and perform his obligations under such an agreement.

                           (vi)     notify the Participant at any time when a
prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                           (vii)    use its diligent efforts to list the
Registrable Securities that are shares of Common Stock covered by such Registration Statement with any securities exchange on which the Common Stock is then listed.

                           (viii)   make available for inspection by the
Participant, any underwriter participating in any distribution pursuant to such registration, and any attorney, accountant or other agent retained by the Participant or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Participant, underwriter, attorney, accountant or agent in connection with such Registration Statement.

                           (ix)     cooperate with the Participant and the
managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as the Participant or the managing underwriters may request at least two business days prior to any sale of Registrable Securities.

                           (x)      permit the Participant, if the Participant,
in the reasonable judgment, exercised in good faith, of the Participant, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such Registration Statement and to cooperate in good faith to include therein material, furnished to the Company in writing, that in the reasonable judgment of the Participant and his counsel should be included.

                  (e) Information by the Participant. The Participant, if he holds Registrable Securities to be included in any registration, shall furnish to the Company such information regarding the Participant and the distribution proposed by the Participant as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 12.

                  (f) Transfer of Registration Rights. The rights, contained in Section 12(b) hereof, to cause the Company to register the Registrable Securities, may be assigned or otherwise conveyed (i) by the Participant pursuant to a permitted transfer pursuant to this Agreement, and
(ii) by the Participant in a transaction not involving a change in beneficial ownership or which involves a transfer of a significant portion of the Participant's Registrable Securities

                  (g) Delay of Registration. The Participant shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 12.

                  (h) "Market Stand Off" Agreement. The Participant hereby agrees that during the 180 day period (or such lesser period as is applicable to any holder of five percent (5%) of the outstanding Common Stock) following the effective date of a registration statement of the Company filed under the Securities Act, he shall not, to the extent requested by the Company and any underwriter, sell, pledge, hypothecate, transfer, make any short sale of, loan, grant any option or right to purchase of, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock held by it at any time during such period except Common Stock included in such registration.

                  (i) Termination of Registration Rights. The rights of the Participant to cause the Company to register securities under Section 12(b) hereof shall terminate as to the Participant on the later of (i) five (5) years following the consummation of the IPO, or (ii) the date the Participant is able to dispose of all of his Registrable Securities in any 90 day period pursuant to SEC Rule 144 (or any similar or analogous rule promulgated under the Securities
Act).

                  (j) Registration of Shares Underlying the Plan. The Company intends to register Shares underlying the Plan following an IPO on Form S-8, subject to customary lock-up restrictions imposed on the Company by its underwriters.

                  (k)      Indemnification.

                           (i) The Company will, and does hereby undertake to,
indemnify and hold harmless Participant with respect to any registration, qualification or compliance effected pursuant to this Section 12, of the Registrable Securities held by or issuable to Participant, against all claims, losses, damages and liabilities (or actions in respect thereto) to which Participant may become subject under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or other federal or state law arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, (B) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, or (C) any failure to register or qualify Registrable Securities in any state where the Company or its agents have affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification on behalf of the Participant (provided that in such instance the Company shall not be so liable if it has undertaken its best efforts to so register or qualify such Registrable Securities) and will reimburse, as incurred, the Participant for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in reliance and in conformity with written information furnished to the Company by Participant.

                           (ii) Participant will, and if Registrable Securities
held by or issuable to Participant are included in such registration, qualification or compliance pursuant to this Section 12, does hereby undertake to indemnify and hold harmless the Company, each of its directors, employees, agents and officers, and each Person controlling the Company, each underwriter, if any, and each Person who controls any underwriter, of the Company's securities covered by such a Registration Statement, and each other Holder, each of such other Holder's officers, partners, directors and agents and each Person controlling such other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse, as incurred, the Company, each such underwriter, each such other Holder, and each such director, officer, employee, agent, partner and controlling Person of the foregoing, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular or other document, in reliance upon and in conformity with written information furnished to the Company by Participant; provided, however, that the liability of Participant hereunder shall be limited to the net proceeds received by such Holder from the sale of securities under such Registration Statement. It is understood and agreed that the indemnification obligations of each Holder pursuant to any underwriting agreement entered into in connection with any Registration Statement shall be limited to the obligations contained in this subsection 12(k)(ii).

                           (iii) Each party entitled to indemnification under
this Section 12(k) (the "Indemnified Party") shall give notice to the party required to provide such indemnification (the "Indemnifying Party") of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at the Indemnifying Party's expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 12, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. An Indemnifying Party, in the defense of any such claim or litigation, may, without the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that includes as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a release from all liability with respect to such claim or litigation.

                           (iv) In order to provide for just and equitable
contribution in case indemnification is prohibited or limited by law, the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and such Party's relative intent, knowledge, access to information and opportunity to correct or prevent such actions; provided, however, that, in any case, (I) no Holder will be required to contribute any amount in excess of the public offering price of all securities offered by it pursuant to such Registration Statement less all underwriting fees and discounts and (II) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                           (v) The indemnities provided in this Section 18(k)
shall survive the transfer of any Registrable Securities by such Holder.

         13. Legend. The Participant agrees that a legend in substantially the following form shall be placed on the certificates representing any Shares owned by it:

         THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF AN OPTION AGREEMENT DATED AS OF MARCH 8, 2000, A COPY OF WHICH IS ON FILE IN THE COMPANY'S OFFICES. THE OPTION AGREEMENT, AMONG OTHER THINGS, CONTAINS RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND PUT AND CALL OPTIONS WITH RESPECT TO CERTAIN SECURITIES. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE OPTION AGREEMENT.

         14. Specific Performance and Injunctive Relief; Arbitration. Each party acknowledges and agrees that in the event of any breach of this Agreement, the other party would be irreparably harmed and could not be made whole by monetary damages, and therefore hereby waives the defense in any action for specific performance or injunctive relief that a remedy at law would be adequate. Each party further agrees that the other party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement and to obtain injunctive relief in any action instituted in a court of proper jurisdiction. Subject to the foregoing, in the event of any dispute or claim arising out of or in connection with this Agreement or the enforcement of rights hereunder, such dispute or claim shall be submitted to binding arbitration in accordance with S.C. Code Ann. Section 15-48-10 et seq., as amended, and the then current rules and procedures of the American Arbitration Association ("AAA"). The arbitrator shall be selected by an agreement of the parties to the dispute or claim from the panel of arbitrators selected by the AAA, or, if the parties cannot agree on an arbitrator within thirty (30) days after the notice of a party's desire to have a dispute settled by arbitration, then the arbitrator shall be selected by the AAA in Charleston, South Carolina. The arbitrator shall apply the laws of the State of South Carolina, without reference to rules of conflict of law or statutory rules or arbitration, to the merits of any dispute or claim. The determination reached in such arbitration shall be final and binding on all parties hereto without any right of appeal or further dispute. Execution of the determination by such arbitration may be sought in any court of competent jurisdiction.

         In the event of any arbitration as provided under this Agreement, or the enforcement of rights hereunder, the arbitrator shall have the authority to, but shall not be required to, award the prevailing party its costs and reasonable attorneys' fees.

         15. Representations and Warranties. (a) As a condition to the grant of the Options hereby, the Participant hereby confirms that the representations and warranties set forth in Exhibit C are true on the date hereof.

                  (b) The Company represents and warrants to the Participant that (i) the Company is a corporation duly organized and validly existing under the laws of the State of South Carolina, with full corporate power and authority to execute, deliver and perform this Agreement; (ii) this Agreement and the Plan have been duly authorized by all necessary action on the part of the Company and (iii) that the offer and sale of the Options and the underlying Shares pursuant to this Agreement have each been made pursuant to a valid exemption from registration under the Act, pursuant to Rule 701 promulgated under the Act, and the Company covenants that the offer and sale of the Shares, at all times from and after the date of this Agreement, will be made pursuant to a valid exemption from registration pursuant to Rule 701 (or any successor provision), such that the Participant may resell all of the Shares pursuant to Rule 701(g) (or any successor provision) at all times permitted under Rule 701(g)(3) (or any successor provision), subject to the provisions of such rule (or successor provision), the provisions of Rule 144 and the market stand-off provisions of Section 12(h) of this Agreement.

                  (c) Each of the parties represents and warrants to the other as follows: (i) this Agreement constitutes the legal, valid and binding agreement of such party, enforceable against such party in accordance with its terms; (ii) neither the execution and delivery by such party of this Agreement, nor the consummation of the transactions contemplated hereby or pursuant to the Plan, nor the compliance by such party with the provisions hereof or thereof will conflict with or result in the breach of any agreement or instrument by which such party is bound or constitute a violation of any law, rule, regulation or decree or any other requirement of any court or governmental or administrative body or agency applicable to such party; (iii) no consent or approval of, notice to, action by or filing with any person, entity or governmental authority is required in connection with the execution, delivery and performance of this Agreement by such party, except for any of the foregoing which has been obtained or made; and (iv) there are no suits or actions, or administrative, arbitration or other proceedings or governmental investigations, pending or, to the best knowledge of such party, threatened against or relating to such party, which, if determined in a manner adverse to such party, would adversely affect such party's ability to perform this Agreement.

         16. Amendment and Waiver. Notwithstanding anything to the contrary contained in the Plan, the Committee may not revise or amend this Agreement, and no revision or amendment to the Plans shall be applicable to the terms and conditions of the Options granted hereby in accordance with the terms of the Plan, unless such revision or modification does not impair the rights or increase the obligations of Participant hereunder or under the Plan. The waiver of or failure to enforce or delay in enforcing any breach of or default under this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof and shall not impair any right, power or remedy under the Agreement. Any amendment or modification to this Agreement shall be made in a writing executed by the parties thereto. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

         17. Integration. This Agreement and the other documents, including without limitation the Plan, referred to herein or delivered pursuant hereto which form a part hereof, contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein.

         18. Successors, Assigns and Transferees. (a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective successors, assigns and permitted transferees, including, without limitation, the personal representatives, estate, heirs and legatees of the Participant and the term "Participant" shall be deemed to include any such person or entity, whether or not any such person or entity is specifically referred to herein, provided that the Participant may not assign to any person any of his rights hereunder other than in connection with a transfer to such person of the Options or Shares granted hereby in accordance with the provisions hereof and of the Plan. Notwithstanding the foregoing, the Company shall have the right to assign or transfer this Agreement only to a successor of all or substantially all of its business or assets; provided, however, that the Company shall require any such successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform it as if no such succession had taken place. As used in this Agreement, the "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law or otherwise.

                  (b) Upon the consent of Pobeda Partners, Ltd. or Affiliates thereof, the Company shall have the right, but not the obligation, to assign, delegate or otherwise transfer all or any of its rights or obligations, relating to the purchase of Shares pursuant to this Agreement, to Pobeda Partners, Ltd. or Affiliates thereof, and Pobeda Partners, Ltd. or Affiliates thereof shall have the right, but not the obligation, to accept the transfer of any such rights or obligations of the Company and, if such transfer is accepted, shall thereafter exercise the rights or obligations (as the case may be) of the Company under this Agreement to the extent so transferred; provided that, notwithstanding any such assignment, delegation or other transfer the Company shall remain fully liable to perform all of its obligations under this Agreement. In addition, to the extent that the Company makes any such assignment, delegation or transfer hereunder, the Company shall designate one person or entity as a representative to accept notices on behalf of the Company, Pobeda and all such Affiliates.

         Any action taken under any section of this Agreement by Pobeda Partners or Affiliates thereof shall be a transfer of a right or obligation from the Company, whether or not specifically stated as such under this Agreement.

         19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together constitute one and the same instrument. Notwithstanding the foregoing, any duly authorized officer of the Company may execute this Agreement by providing an appropriate facsimile signature, and any counterpart or amendment hereto containing such facsimile signature shall for all purposes be deemed an original instrument duly executed by the Company. In the event that such a facsimile signature is used, such duly authorized officer shall execute, in original, a certificate attesting to the entry into this Agreement or all similar Agreements or any amendment hereto or thereto, which certificate shall list the names of all of the parties to such Agreements or amendments and shall be filed with the permanent records of the Company.

         20. Governing Law. Except to the extent that provisions of the Plan are governed by applicable provisions of the Code or other substantive provisions of Federal law, this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of South Carolina without regard to the principles of conflicts of law thereof.

         21. Participant Acknowledgment. The Participant hereby acknowledges receipt of a copy of the Plan. The Participant hereby acknowledges that, subject to this Agreement, all decisions, determinations and interpretations of the Committee in respect of the Plan shall be final and conclusive.

         22. Termination. The provisions of Sections 8, 9, and 10 shall terminate upon the earliest of: (i) the consummation of the IPO; (ii) immediately following the consummation of a Change in Control and (iii) the dissolution or liquidation of the Company.

         23. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given upon delivery, if delivered personally, mailed by registered or certified mail, return receipt requested, sent by nationally-recognized overnight delivery service or express mail, or upon receipt, if receipt is confirmed, sent by telecopy, telefax, or other electronic transmission service to the parties at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

                  If to the Participant, to

                           Robert Sywolski
                           8 Tradd Street
                           Charleston, SC 29401

                  with a copy to:

                           Squadron, Ellenoff, Plesent & Sheinfeld, LLP
                           551 Fifth Avenue
                           New York, NY  10176
                           Attention: James H. Stevralia
                           Telecopy: (212) 697-6686
                           Confirmation: (212) 476-8248

                  If to the Company, to

                           Blackbaud, Inc.
                           4401 Belle Oaks Drive
                           Charleston, SC  29405-8530

                  with a copy to:

                           Richard Levine, Esq.
                           Hellman & Friedman, LLC
                           One Maritime Place, 12th Floor
                           San Francisco, CA  94111

                  with a copy to:

                           Larry E. Robbins, Esq.
                           Wyrick Robbins Yates & Ponton LLP
                           4101 Lake Boone Trail, Suite 300
                           Raleigh, NC  27607

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer and said Participant has hereunto signed this Agreement on his or her own behalf, thereby representing that he or she has carefully read and understands this Agreement and the Plan as of the day and year first written above.

                                            BLACKBAUD, INC.

                                            By: /s/ Marco W. Hellman
                                               ---------------------------------
                                                Name: Marco W. Hellman
                                                     ---------------------------
                                                Title: Chairman
                                                      --------------------------

                                            /s/ Robert Sywolski
                                            ------------------------------------
                                            Robert Sywolski

                                    EXHIBIT C

         1. Pursuant to this Agreement, the undersigned Participant will hold Options (such Options, together with the Shares issuable upon exercise of the Options, the "Securities"). The Participant understands and acknowledges that such Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state or foreign jurisdiction. Accordingly, the undersigned Participant understands and agrees that:

                  if at any time he or she wishes to offer, resell, transfer, or otherwise dispose of his or her Securities, the Participant will do so only (i) to an "accredited investor," as such term is defined in Rule 501(a) of the Securities Act, that is acquiring the Securities for its own account, or for the account of such an accredited investor, for investment purposes and not with a view to, or for offer or sale for the Company in connection with, the distribution or resale thereof; (ii) in an offshore transaction in accordance with the provisions of Rule 904 under the Securities Act; (iii) pursuant to another available exemption from registration under the Securities Act; or (iv) pursuant to an effective registration statement; and the Company and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and warranties deemed to have been made by the Participant upon his or her acquisition of Securities are no longer accurate at any time, the Participant shall promptly notify the Company.

         2. The undersigned Participant is aware that certificates representing the Securities will bear endorsements reading substantially as follows:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except while such a registration is in effect or pursuant to an exemption from registration under said Act.

         3.       The undersigned Participant hereby acknowledges that:

                           (i) the Company has made available to him or her, at
                  a reasonable time prior to the Grant Date, information concerning the transactions contemplated in the Option Agreement; (ii) the Company has given him or her, at a reasonable time prior to the Grant Date, an opportunity to ask questions and receive answers concerning the terms and conditions of the Securities and (iii) the Company has given him or her, at a reasonable time prior to the Grant Date, an opportunity to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense deemed necessary by him or her to verify the accuracy of the information provided, and he or she has received all such additional information requested;

                  the Participant is acquiring the Securities for his or her own account for investment purposes and not with a view to, or for offer or sale on behalf of himself or herself or for the Company in connection with, the distribution or resale thereof;

                  the Participant (i) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Securities; (ii) the Participant is able to bear the economic risk of an investment in the Securities for an indefinite period of time, including the risk of a complete loss of his or her investment and (iii) either (A) the relationship with the Company or the shareholders, officers, directors or controlling persons of the Company or (B) by reason of such Participant's business or financial experience or the business or financial experience of such Participant's professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company), such Participant has the capacity to protect his or her own interests in connection with the grant of the option contemplated by the Option Agreement;

                  the Participant did not look to, or rely in any manner upon, any of the Company or any of its affiliates, officers, employees or representatives, for advice about tax, financial or legal consequences of the stock option grant, and none of the Company or any of its affiliates, officers, employees or representatives has made or is making any representations to the Participant about, or guarantees of, tax, financial, operational or legal outcomes of the stock option grant. The Participant acknowledges that no person has been authorized to give any information or to make any representation concerning the Securities, written or oral, that does not conform to the Stock Plan and Option Agreement that the Company provided to such Participant and, if given or made, such other information or representation should not be relied upon as having been authorized by any of the Company or any of its respective affiliates, officers, employees or representatives.

                                       16